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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or  15(d) of the

                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 1999.

                        NORWEST FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

          Iowa                      2-80466        42-1186565
(State or other jurisdiction    (Commission File  (I.R.S. Employer
of incorporation)                   Number)      Identification No.)


206 Eighth Street, Des Moines, Iowa                    50309
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (515) 243-2131


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Item 4.  Change in Registrant's Certifying Accountant.

         (a) Effective November 2, 1998, Wells Fargo & Company (the "Former Wells Fargo") merged with and into WFC Holdings Corporation ("WFC Holdings"), a Delaware corporation and a wholly-owned subsidiary of Norwest Corporation (the "Corporation"), with WFC Holdings as the surviving corporation.

              Also, in conjunction with the merger, the Corporation changed its name to "Wells Fargo & Company."

              The merger was consummated pursuant to an Agreement and Plan of Merger by and among the Former Wells Fargo, the Corporation and WFC Holdings dated as of June 7, 1998 and amended and restated as of September 10, 1998. Norwest Financial, Inc. (the "Registrant") is an indirect wholly-owned subsidiary of the Corporation.

              KPMG Peat Marwick LLP serves as the Corporation's independent accountants and, prior to the merger, served as the Former Wells Fargo's independent accountants. On
              March 5, 1999, upon the recommendation of the management of the Corporation, the Board of Directors of the Registrant dismissed Deloitte & Touche LLP (subject to the completion of the Registrant's and related entities' audits for the year ended December 31, 1998) and approved the selection of KPMG Peat Marwick LLP as the Registrant's independent accountants for the year ending December 31, 1999.

              The firm of Deloitte and Touche LLP served as the Registrant's independent accountants for the years ended December 31, 1998, 1997 and 1996. Deloitte & Touche LLP issued an unqualified opinion on the Registrant's consolidated financial statements as of and for the years ended December 31, 1997 and 1996, and the Registrant expects Deloitte & Touche LLP will issue an unqualified opinion on the Registrant's consolidated financial statements as of and for the year ended December 31, 1998.

         (b) There were no disagreements with Deloitte & Touche LLP within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Registrant's financial statements for the years ended December 31, 1998, 1997 and 1996, which disagreements if not resolved to its satisfaction would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its reports.


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         (c)  During the two most recent fiscal years and through March 5,
              1999, the Registrant has not consulted with KPMG Peat Marwick LLP on matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.


         (d) Deloitte & Touche LLP has furnished a letter addressed to the Commission stating whether it agrees with the statements contained above. A copy of that letter, dated March 5, 1999, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              16 Copy of the letter of Deloitte & Touche LLP to the Securities and Exchange Commission included herein pursuant to Item 304(a)(3) of Regulation S-K.


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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NORWEST FINANCIAL, INC.
                                    By:  \S\ DENNIS E. YOUNG
                                             Dennis E. Young
                                    Executive Vice President and
                                    Chief Financial Officer

Date:  March 9, 1999



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                     INDEX TO EXHIBITS

EXHIBIT NO.               DESCRIPTION OF EXHIBIT

   16                Copy of Letter of Deloitte & Touche LLP to
                     Securities and Exchange Commission Pursuant to
                     Item 304(a) of Regulation S-K